UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 9, 2015

Cal Dive International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33206 (Commission File Number)	61-1500501 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200 Houston, Texas (Address of principal executive offices)		77042 (Zip Code)

(713) 361-2600 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                          Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K filed on March 9, 2015 (the "Original Form 8-K"), on March 3, 2015, Cal Dive International, Inc. (the "Company") and its United States subsidiaries (collectively, the "Debtors") filed simultaneous voluntary petitions (the "Chapter 11 Cases") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code").  The Debtors are continuing in possession of their assets and are managing their businesses as debtors in possession in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.  The Chapter 11 Cases are being jointly administered by the Bankruptcy Court in the proceeding "In re Cal Dive International, Inc., et al.", Case No. 15-10458.

In connection with the Chapter 11 Cases, the Company filed motions seeking Bankruptcy Court approval of debtor-in-possession financing on the terms set forth in the Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement (the "DIP Financing Agreement"), that was entered into between the Company and the financial institutions named therein as lenders (the "Lenders") and Bank of America, N.A., as administrative agent to the Lenders, upon the entry of an interim court order approving it.  The DIP Financing Agreement provides for senior secured, super-priority debtor-in-possession financing facilities in an aggregate amount of up to $120.0 million (the "DIP Facility").  The DIP Facility became available upon the satisfaction of customary conditions precedent thereto, including the entry of an order of the Bankruptcy Court approving the DIP Financing Agreement on an interim basis.   On April 20, 2015, the Bankruptcy Court entered its final order approving the DIP Financing Agreement.

In the Original Form 8-K, the Company stated that a copy of DIP Financing Agreement  would be filed as an exhibit to the Company's next Quarterly Report on Form 10-Q for its first fiscal quarter 2015.

Subsequent to the filing of the Original Form 8-K, the Company made a decision to suspend its 2014 year-end audit to reduce costs and preserve cash and to allow the Company's management to focus its limited financial and managerial resources on: (i) operating the business and working to restructure the Company's debt and other obligations under the protection of the Bankruptcy Court, (ii) meeting the monthly operating report requirements of the Bankruptcy Code, (iii) satisfying the Company's obligations to other parties with interests in the Chapter 11 Cases, and (iv) working to sell non-core assets and developing a plan of reorganization for the Company's core business.

 During the pendency of the Chapter 11 Cases, the Company has adopted a modified reporting program with respect to its reporting obligations under federal securities laws.  In lieu of filing annual reports on Form 10-K and quarterly reports on Form 10-Q, each month the Company will file with the Securities and Exchange Commission ("SEC") a current report on Form 8-K that will have attached to it the monthly financial report required by the Bankruptcy Court.  Accordingly, the Company did not file an annual report on Form 10-K for the year ended December 31, 2014, or a quarterly report on Form 10-Q for the quarter ended March 31, 2015.  The Company does not intend to file periodic reports while the Chapter 11 Cases are pending, but will continue to file current reports on Form 8-K as required by federal securities laws.  The Company believes that this modified reporting program is consistent with the protection of its investors as set forth in Exchange Act Release No. 9660, dated June 30, 1972.

The Company is filing this Form 8-K in order to file a copy of the DIP Financing Agreement that was described in the Original Form 8-K.  The description of the DIP Financing Agreement contained in the Original Form 8-K does not purport to be complete and is qualified in its entirety by reference to the DIP Credit Agreement, a copy of which is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 8.01                          Other Events.

Since the date of the filing of the Original Form 8-K, the Debtors and the Lenders have amended the DIP Financing Agreement four times as follows:  Amendment No. 1 to the DIP Financing Agreement, dated as of March 17, 2015, Amendment No. 2 to the DIP Financing Agreement, dated as of March 23, 2015, Amendment No. 3 to the DIP Financing Agreement, dated as of April 2, 2015 and Amendment No. 4 to the DIP Financing Agreement, dated as of April 9, 2015 (collectively, the "Amendments").  Each of the Amendments amended the DIP Financing Agreement to extend certain milestone dates, including dates related to the sale of the Company's assets, contained in the DIP Financing Agreement.   The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments, copies of which are filed as exhibits to this Form 8-K and are incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included herein may constitute "forward-looking" statements that are generally identifiable through the use of words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project" and similar expressions.  The forward-looking statements speak only as of the date of this report, and the Company undertakes no obligation to update or revise such statements to reflect new information or events as they occur.  These statements are based on a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company.  Investors are cautioned that any such statements are not guarantees of future performance and that actual future results may differ materially due to a variety of factors.  Factors that could cause the Company's results to differ materially include: (i) the Company's ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases; (ii) the Company's ability to operate its business during this process, (iii) the effects of the Company's bankruptcy filing on the Company's business and the interests of various creditors, equity holders and other constituents, (iv) the length of time the Company will operate under the Chapter 11 Cases,  (v)  risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company's ability to develop and consummate a plan of reorganization, (vi) the potential adverse effects of the Chapter 11 Cases on the Company's liquidity or results of operations, and (vii) other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption "Risk Factors" in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. As a result of these factors, the Company's actual results may differ materially from those indicated or implied by such forward-looking statements.

Cautionary Note Regarding Chapter 11 Cases

The Company's stockholders are cautioned that trading in shares of the Company's equity securities during the pendency of its Chapter 11 Cases is highly speculative and poses substantial risks.  Trading prices for the Company's equity securities may bear little or no relationship to the actual recovery, if any, by holders of the Company's equity upon wind-up of the Chapter 11 Cases.  Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities.

Except as required by law, the Company disclaims any obligation to publicly update such statements.

Item 9.01                          Financial Statements and Exhibits.

(d) Exhibits.

The exhibits to this Current Report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and are incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAL DIVE INTERNATIONAL, INC.

By:	/s/ Lisa M. Buchanan
Lisa M. Buchanan Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Date:   June 10, 2015

Exhibit Index

Exhibit No.	Description
10.1
Senior Secured, Super-Priority Debtor-In-Possession Credit Agreement dated March 3, 2015, among Cal Dive International, Inc. and Bank of America, N.A., as Administration Agent and L/C Issuer, together with the other lenders party thereto

10.2
Amendment No. 1 to Senior Secured, Super-Priority Debtor-In-Possession Credit Agreement dated March 17, 2015, among Cal Dive International, Inc. and Bank of America, N.A., as Administration Agent and L/C Issuer, together with the other lenders party thereto

10.3
Amendment No. 2 to Senior Secured, Super-Priority Debtor-In-Possession Credit Agreement dated March 23, 2015, among Cal Dive International, Inc. and Bank of America, N.A., as Administration Agent and L/C Issuer, together with the other lenders party thereto

10.4
Amendment No. 3 to Senior Secured, Super-Priority Debtor-In-Possession Credit Agreement dated April 2, 2015, among Cal Dive International, Inc. and Bank of America, N.A., as Administration Agent and L/C Issuer, together with the other lenders party thereto

10.5
Amendment No. 4 to Senior Secured, Super-Priority Debtor-In-Possession Credit Agreement dated April 9, 2015, among Cal Dive International, Inc. and Bank of America, N.A., as Administration Agent and L/C Issuer, together with the other lenders party thereto